UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2022 (July 28, 2022)

Bloomios, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-206764	87-4696476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Montecito Street,Santa Barbara, CA 93101

(Address of principal executive offices and zip code)

 Registrant’s telephone number, including area code: (805) 222-6330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Amendment and Restatement of 2021 Incentive Stock Option Plan

On July 28, 2022, at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Bloomios Incorporated (the “Company”) approved the Amended Bloomios 2021 Incentive Stock Option Plan (the “2021 Plan”) to increase the available share reserve by 1.5 million shares as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 5, 2022 (the “Proxy Statement”). The amended 2021 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended 2021 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the amended 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on July 28, 2022, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1. Elect three members of the Board of Directors, each to serve for a one-year term:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael Hill	8,896,496	-	-	5,750
John Bennett	8,896,496	-	-	5,750
Barrett Evans	8,896,496	-	-	5,750

2. Authorize the Board of Directors to reverse split the common stock by a ratio of one-fortwo to one-for-ten.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,901,898	348	-	-

3. Approve the amendment of the Bloomios Inc’s 2021 Incentive Stock Option Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,886,571	9,900	-	-

4. Ratification of the issuance of notes to company executives for accrued but unpaid compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,886,571	9,900	-	-

5. Ratify the appointment of BF Borgers CPA PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,902,217	-	29	-

2

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2021 Equity Incentive Plan, as amended				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).				X

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIOS INC.

Date: August 1, 2022	By:	/s/ Michael Hill
Michael Hill
Chief Executive Officer

4

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2021 Equity Incentive Plan, as amended				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).				X

5